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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): DECEMBER 12, 2000
                                                         -----------------


                          IMPERIAL PARKING CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     1-15629               31-1537375
          --------                     -------               ----------

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                   Identification No.)




                       601 West Cordova Street, Suite 300
                          Vancouver, BC, Canada V6B 1G1
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:


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ITEM 5.  OTHER EVENTS

FOR PRESENTATIONS TO ANALYSTS OR OTHER FINANCIAL INSTITUTIONS:

Beginning December 12, 2000, the Imperial Parking Corporation's (the "Company") President and Chief Executive Officer and Chief Financial Officer will make a presentation to securities analysts and other investors and potential investors. Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is a copy of the presentation that they plan to make.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of business acquired.

              None.

         (b)  Proforma Financial Information.

              None.

         (c)  Exhibits.

              The following exhibits are filed herewith:

S-K Item
Number        Description
--------      -----------

99.1 Outline of visual presentation of Charles Huntzinger, President and Chief Executive Officer, and Bruce Newsome, Chief Financial Officer.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          IMPERIAL PARKING CORPORATION


Date: December 12, 2000                      By: /s/    J.Bruce Newsome
      ------------------------------             -------------------------------
                                                 J. Bruce Newsome
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX


S-K Item
Number        Description
---------     -----------

99.1 Outline of visual presentation of Charles Huntzinger, President and Chief Executive Officer, and Bruce Newsome, Chief Financial Officer.